SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934
                               (Amendment No. ___)

Filed by the Registrant [x]

Filed By a Party other than the Registrant [ ]

Check the appropriate box:

[ ]    Preliminary Proxy Statement

[x]    Definitive Proxy Statement

[ ]    Definitive Additional Materials

[ ]    Soliciting Material Pursuant to Section 14a-11(c) or Rule 14a-12

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                       Summit Bancshares, Inc.
_____________________________________________________________________________
          (Name of Registrant as Specified In Its Charter)

_____________________________________________________________________________
              (Name of Person(s) Filing Proxy Statement,
                     if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]   $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
     or Item 22a(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rules 14a-6(i)(3).

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)   Title of each class of securities to which transaction applies:

          ________________________________________________________

      2)   Aggregate number of securities to which transaction applies:

           ________________________________________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: (Set forth the amount on which the filing fee is calculated and state how it was determined.)

        ________________________________________________________

      4)   Proposed maximum aggregate value of transaction:

           ________________________________________________________

      5)   Total fee paid:

           ________________________________________________________

[ ] Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)    Amount Previously Paid:


        2)    Form, Schedule or Registration Statement No.:


        3)    Filing Party:


        4)    Date Filed:

                               SUMMIT BANCSHARES, INC.

                                  1300 SUMMIT AVENUE
                               FORT WORTH, TEXAS 76102

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                              TO BE HELD APRIL 16, 1996

     To the Shareholders of Summit Bancshares, Inc.: The Annual Meeting of Shareholders of Summit Bancshares, Inc. (the "Corporation") will be held at Summit National Bank, 1300 Summit Avenue, Fort Worth, Texas on April 16, 1996, at 4:30 p.m., for the following purposes:

      1. To elect a Board of Directors of the Corporation consisting of thirteen (13) persons.

      2. To ratify the appointment by the Board of Directors of Stovall, Grandey & Whatley as independent auditors of the Corporation for its fiscal year ending December 31, 1996.

      3. To transact such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

     Only those shareholders of record at the close of business on March 13, 1996 are entitled to notice of and to vote at the Annual Meeting of Shareholders or at any adjournment or adjournments thereof.

                                IMPORTANT
                                ---------

     All shareholders are urged to sign, date and return as promptly as possible the enclosed proxy in the enclosed postage-paid envelope. It is important that as many shares as possible be represented at the Annual Meeting of Shareholders. Consequently, whether or not you expect to be present, please execute and return the enclosed proxy.

                                    By Order of the Board of Directors,

                                    /s/ Philip E. Norwood
                                    -----------------------------------------
                                    Philip E. Norwood, President


March 15, 1996
Fort Worth, Texas

                             SUMMIT BANCSHARES, INC.
                               1300 SUMMIT AVENUE
                             FORT WORTH, TEXAS 76102
                             TELEPHONE (817) 336-8383

                            PROXY STATEMENT FOR ANNUAL
                              MEETING OF SHAREHOLDERS
                             To be Held April 16, 1996

     This statement is furnished in connection with the solicitation of proxies by the Board of Directors of SUMMIT BANCSHARES, INC. (the "Board") to be used at the Annual Meeting of Shareholders of SUMMIT BANCSHARES, INC. (the "Corporation") to be held at Summit National Bank, 1300 Summit Avenue, Fort Worth, Texas on April 16, 1996, at 4:30 p.m., and at any adjournment or adjournments thereof. This Proxy Statement and accompanying proxy are being mailed on or about March 18, 1996 to the shareholders of the Corporation.

The Corporation's Annual Report to Shareholders for the year ended December 31, 1995 is being furnished with this Proxy Statement to the shareholders of record on March 13, 1996. The Annual Report to Shareholders does not constitute a part of the proxy soliciting material.

                                       GENERAL INFORMATION

      The close of business on March 13, 1996 has been fixed as the record date for determining the shareholders entitled to vote at the Annual Meeting of Shareholders to be held on April 16, 1996.

      The Annual Meeting of Shareholders has been called for the purposes of (i) electing directors of the Corporation for the coming year, (ii) ratifying the appointment by the Board of Directors of Stovall, Grandey & Whatley as independent auditors of the Corporation for its fiscal year ending December 31, 1996, and (iii) transacting such other business as may properly come before the Annual Meeting of Shareholders or any adjournment or adjournments thereof.

      Whether you can attend the meeting or not, your vote is important. Shares can be voted at the meeting only if the owner is present or represented by proxy. Accordingly, it is requested that you sign and return the enclosed proxy in the envelope provided.

      Any person executing the accompanying proxy may revoke it at any time prior to the actual voting thereof by filing with the Secretary of the Corporation a written revocation thereof or a duly executed proxy bearing a later date.

      Shares represented by each signed proxy received by the Board will be voted in accordance with the direction specified by the shareholder, and if no direction is specified, such shares will be voted "FOR" each proposal.

      The cost of soliciting proxies will be borne by the Corporation. The solicitation will be made by mail. The Corporation will also supply brokerage firms and other custodians, nominees and fiduciaries with such number of proxy materials as they may require for mailing to beneficial owners, and will reimburse them for their reasonable expenses in connection therewith. Certain directors, officers and employees of the Corporation, not specifically employed for the purpose, may solicit proxies, without remuneration therefore, by mail, telephone, telegraph or personal interview.

                              OUTSTANDING SHARES AND VOTING RIGHTS

      At the close of business on March 13, 1996, the record date for determining the shareholders of the Corporation entitled to notice of and to vote at the Annual Meeting of Shareholders, the Corporation had 3,156,386 shares of common stock, $1.25 par value (the "Common Stock"), issued and outstanding.

      The presence, in person or by proxy duly authorized in writing, of the holders of a majority of the issued and outstanding shares of Common Stock of the Corporation is necessary to constitute a quorum at the Annual Meeting of Shareholders.

      When a quorum is present at any meeting, the vote of the holders of a majority of the shares having voting power, present in person or represented by proxy, shall decide any question brought before such meeting.

      Each holder of shares of Common Stock will be entitled to one vote, in person or by proxy, for each share of Common Stock of the Corporation owned of record at the close of business on March 13, 1996. Cumulative voting for directors is not permitted. Directors are elected by plurality vote and, therefore, the thirteen (13) nominees receiving the highest number of affirmative votes shall be elected as directors provided a quorum is present. All shares represented at the Annual Meeting in person or by proxy shall be counted in determining the presence of a quorum. Abstentions and broker non-votes (shares held by a broker or nominee as to which a broker or nominee indicates on the proxy that it does not have the authority, either express or discretionary, to vote on a particular matter) are counted for the purpose of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. For the election of directors, abstention from voting and broker non-votes will have the legal effect of neither a vote for nor against the nominee. For all other matters, an abstention from voting and broker non-votes, since they are not affirmative votes, will have the same practical effect as a vote against the respective matters.


                                         PROPOSAL NO. 1:

                                      ELECTION OF DIRECTORS

The bylaws of the Corporation provide that the Board shall be comprised of not more than twenty-five (25) members and that each director shall be elected to serve until the next Annual Meeting of Shareholders and until his successor shall be elected and shall qualify. Any vacancies on the Board may be filled by a majority vote of the Board and any director so elected shall hold office for the unexpired term of his predecessor or until the next election of directors by the shareholders of the Corporation.

      The Board of Directors has set the number of directors at thirteen (13) and has nominated the thirteen (13) persons named below for election to the Board of Directors of the Corporation.

      Names of the nominees for directors and other information about them appear in the following table. All of the nominees are now directors of the Corporation and have consented to serve if elected. If for any unforeseen reason a nominee is unable to serve if elected, the persons named in the accompanying proxy may exercise their discretion to vote for a substitute nominee selected by the Board. However, the Board has no reason to anticipate that any of the nominees will not be able to serve, if elected.

NAME AND AGE OF
NOMINEE; YEARS               PRINCIPAL OCCUPATION FOR PAST
SERVED AS DIRECTOR           FIVE YEARS; OTHER DIRECTORSHIPS

Philip E. Norwood            Mr. Norwood became President of Camp Bowie
Age 46                       National Bank in July 1994, President and Chief
Director Since 1984          Executive Officer of the Corporation in October
                             1993 and Chairman of the Board of Alta Mesa
                             National Bank in December 1992, and continues to serve in these capacities. He has served as a director of the Corporation since March 1984.
                             From January 1990 to October 1993 Mr. Norwood served as Secretary of the Corporation, from December 1992 to October 1993 he served as Executive Vice President of the Corporation, and from March 1984 to January 1990 he served as Secretary and Treasurer of the Corporation.
                             From April 1981 to December 1992 Mr. Norwood served as President of Alta Mesa National Bank.
                             From December 1992 to December 1995 Mr. Norwood served as Chief Executive Officer of Alta Mesa
                             National Bank. Mr. Norwood has served as a director of Alta Mesa National Bank since April
                             1981 and as a director of Camp Bowie National
                             Bank since January 1990. Mr. Norwood served as a director of Summit National Bank from March
                             1983 to January 1996.

James L. Murray              Mr. Murray became Chairman of the Board of the
Age 63                       Corporation in January 1985, and Chairman of the
Director Since 1979          Board of Camp Bowie National Bank in January
                             1990, and continues to serve in these
                             capacities.  Mr. Murray served as Chief Executive
                             Officer of the Corporation from January 1990 to October 1993, as President of the Corporation from 1979 to January 1985, as President of Camp Bowie National Bank from January 1990 to January 1994, and as Chairman of the Board of Directors of Summit National Bank from
                             October 1981 to January 1990. He has served as a director of Camp Bowie National Bank since
                             April 1985. Additionally, Mr. Murray was a director of Alta Mesa National Bank from April 1981 to April 1985. He was reelected to the Board of Directors of Alta Mesa National
                             Bank in January 1990 and served until January
                             1996. Mr. Murray served as a director of Summit National Bank from January 1975 to
                             January 1996.

F. S. Gunn                   Mr. Gunn became Vice Chairman of the Board of
Age 62                       the Corporation in October 1993.  From January
Director Since 1979          1990 to October 1993 Mr. Gunn served as President
                             of the Corporation, and from January 1985 to January 1990 he previously served as Vice
                             Chairman of the Board of the Corporation.  Mr.
                             Gunn has served as Chairman of the Board of Summit National Bank since January 1991, and served as President of Summit National Bank from October 1981 to January 1991. He has served as a director of Summit National Bank since January 1975. He served as a director of Alta Mesa National Bank from March 1982 to
                             January 1996 and as a director of Camp Bowie
                             National Bank from January 1990 to January 1996.

Jeffrey M. Harp              Mr. Harp became Chief Operating Officer and
Age 47                       Secretary of the Corporation in October 1993,
Director Since 1990          Executive Vice President of the Corporation in
                             December 1992, and Treasurer and a director of the Corporation in January 1990, and continues to serve in these capacities. He has served as President of Summit National Bank since January
                             1991, and served as Executive Vice President of Summit National Bank from February 1985 to
                             December 1990. He has served as a director of Summit National Bank since January 1990. He served as a director of Alta Mesa National Bank and Camp Bowie National Bank from January 1990 to January 1996.

Robert E. Bolen              Mr. Bolen is Senior Advisor to the Chancellor of
Age 69                       Texas Christian University.  Mr. Bolen served as
Director Since 1984          the Mayor of the City of Fort Worth from January
                             1982 to May 1991. Since April 1981 Mr. Bolen has served as a director of Alta Mesa National Bank.

Joe L. Bussey, M.D.          Dr. Bussey is an ophthalmologist.  He has served
Age 71                       as a director of Summit National Bank since
Director Since 1984          January 1975 and as a director of Alta Mesa
                             National Bank since April 1981.

Elliott S. Garsek            Mr. Garsek has been an attorney with, and is
Age 47                       Chairman of the Board of, the law firm of Barlow
Director Since 1987          & Garsek, a Professional Corporation, since
                             February 1984. He has served as a director of Camp Bowie National Bank since June 1984.

Ronald J. Goldman            Mr. Goldman is presently involved in personal
Age 53                       investments.  From June 1989 to June 1991 Mr.
Director Since 1984          Goldman was a consultant to Tarrant Distributors,
                             a wholesale liquor and wine distributorship located in Fort Worth, Texas. Mr. Goldman served as President of White Rose Distributing
                             Company, a liquor and wine distributorship located in Fort Worth, Texas, from March 1973 until September 1989. Mr. Goldman served as a director of Ganucheau Stupfel & Brumley
                             Investment Counsel, an investment advisory firm located in Fort Worth, Texas, from 1988 to December 1993. Mr. Goldman has served as a director of Summit National Bank since January
                             1975 and as a director of Alta Mesa National
                             Bank since April 1981.

William W. Meadows           Mr. Meadows has served as Executive Vice
Age 43                       President of Wm. Rigg Co., an insurance agency,
Director Since 1991          since 1986, and has been employed by that Company
                             since 1976 in various executive capacities.  Mr.
                             Meadows is currently serving on the Fort Worth City
                             Council. Mr. Meadows has served as a director of Camp Bowie National Bank since June 1984.

Edward P. Munson             Mr. Munson is an independent oil operator.  He
Age 76                       served as Chairman of the Board of Euratex
Director Since 1984          Corporation, a corporation engaged in oil and
                             gas exploration, development and production, from August 1983 to February 1984. Mr. Munson has served as a director of Summit National
                             Bank since March 1978.

Lynn C. Perkins, M.D.        Dr. Perkins is a physician.  Dr. Perkins has
Age 66                       served as a director of Alta Mesa National
Director Since 1984          Bank since April 1981.

Byron B. Searcy              Mr. Searcy has served as President of Ferree
Age 59                       & Searcy, Inc., a corporation engaged in the
Director Since 1984          real estate brokerage business in Fort Worth,
                             Texas, since 1962. Mr. Searcy has served as a director of Summit National Bank since January
                             1975 and as a director of Alta Mesa National
                             Bank since April 1981.

Lloyd J. Weaver              Mr. Weaver was a partner with Weaver & Tidwell,
Age 74                       L.L.P., Fort Worth, Texas, a public accounting
Director Since 1981          firm, from 1950 until his retirement in
                             December 1986. Mr. Weaver has served as a director of Summit National Bank since January
                             1975, and served as a director of Alta Mesa
                             National Bank from April 1981 to December 1991.

      No family relationships exist among the named executive officers and directors of the Corporation. No director of the Corporation is a director of any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of
Section 15(d) of that Act or of any company registered as an investment company under the Investment Corporation Act of 1940, as amended.

      THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION AS DIRECTORS OF THE THIRTEEN (13) PERSONS NAMED ABOVE.

                                       BOARD OF DIRECTORS

      Directors are elected annually by the shareholders of the Corporation for one year and hold office until their successors are elected and have qualified. Various meetings of the Board are held each year, including an organizational meeting following the conclusion of the Annual Meeting of Shareholders. The Board has established an Executive Committee, an Audit Committee, an Asset/Liability Management Committee (the "ALCO Committee") and a Compensation and Benefits Committee (the "Compensation Committee"). The Board does not have a standing nominating committee or a committee performing a similar function.

EXECUTIVE COMMITTEE

      Members: Joe L. Bussey, M.D., Ronald J. Goldman, F. S. Gunn, Jeffrey M. Harp, James L. Murray, Philip E. Norwood, Byron B. Searcy and Lloyd J. Weaver.

      The function of the Executive Committee is to manage the business and affairs of the Corporation to the extent delegated to the Executive Committee by the Board.

AUDIT COMMITTEE

      Members: Lloyd J. Weaver (Chairman), William W. Meadows, Edward P. Munson and Lynn C. Perkins, M.D.

      The functions of the Audit Committee are to (i) meet with the independent auditors of the Corporation to review the annual audit and its results, (ii) review internal audit controls and procedures of the Corporation and its subsidiaries, Summit National Bank, Alta Mesa National Bank and Camp Bowie National Bank (collectively referred to as the "Subsidiary Banks"), and (iii) make recommendations to the Board as to the engagement of the independent auditors of the Corporation.

COMPENSATION AND BENEFITS COMMITTEE

      Members: Elliott S. Garsek (Chairman), Robert E. Bolen, Joe L. Bussey, M.D. and Byron B. Searcy.

      The function of the Compensation Committee is to make recommendations to the Board with regard to the remuneration of the executive officers and directors of the Corporation and the Subsidiary Banks. The Compensation Committee is also responsible for the administration of the 1982 Incentive Stock Option Plan, the 1993 Incentive Stock Option Plan, the Defined Benefit Pension Plan, the Management Security Plan and the Performance Compensation Plan of the Corporation. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION."

ASSET/LIABILITY MANAGEMENT COMMITTEE

      Members: Robert E. Bolen, F.S. Gunn, Jeffrey M. Harp, James L. Murray, Philip E. Norwood and Lloyd J. Weaver.

      The functions of the Asset/Liability Committee are to review the implementation of the Corporation's asset and liability management functions and assure that those functions are in a workable and productive fashion. The Committee is also responsible for monitoring asset and liability management objectives while working within the range of operating guidelines set forth in the Asset/Liability Management Policy.

DIRECTORS' COMPENSATION

      During 1995 the Corporation paid each of its directors $300 for attendance at each meeting of the Board and $100 for attendance at each committee meeting thereof. The Corporation paid a total of $30,300 in directors' fees and $7,100 in committee fees during 1995.

      During 1995 Summit National Bank paid each of its directors $300 for attendance at a meeting of the Board of Directors of Summit National Bank and $100 for attendance at each committee meeting thereof. Summit National Bank paid a total of $40,200 in directors' fees and $12,908 in committee fees during 1995.

      During 1995 Alta Mesa National Bank paid each of its directors $200 for attendance at a meeting of the Board of Directors of Alta Mesa National Bank and $50 for attendance at each committee meeting thereof. Alta Mesa National Bank paid a total of $27,550 in directors' fees and $5,508 in committee fees during 1995.

      During 1995 Camp Bowie National Bank paid each of its directors $200 for attendance at a meeting of the Board of Directors of Camp Bowie National Bank and $50 for attendance at each committee meeting thereof. Camp Bowie National Bank paid a total of $19,000 in directors' fees and $4,875 in committee fees during 1995.

ATTENDANCE AT BOARD AND COMMITTEE MEETINGS

      During 1995 there were nine (9) meetings (including regularly scheduled and special meetings) of the Board, one (1) meeting of the Executive Committee, two (2) meetings of the Audit Committee, four (4) meetings of the ALCO Committee and nine (9) meetings of the Compensation Committee. Each director, except Joe L. Bussey, M.D., Ronald J. Goldman, and William W. Meadows attended at least seventy-five percent (75%) of the total number of meetings of the Board and Committees of the Board of which he was a member during 1995.


                                         PROPOSAL NO. 2:

                       RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

      Subject to approval by the shareholders, the Board has selected the firm of Stovall, Grandey & Whatley, Certified Public Accountants, as independent auditors of the Corporation for its fiscal year ending December 31, 1996. Stovall, Grandey & Whatley has acted in such capacity for the Corporation since 1979 and has reported that neither the firm nor any of its partners has any material direct or indirect financial interest in the Corporation, other than as independent auditors.

      Representatives of Stovall, Grandey & Whatley will be present at the Annual Meeting of Shareholders with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

      The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Corporation is required to ratify the appointment of Stovall, Grandey & Whatley as independent auditors of the Corporation.

      THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF STOVALL, GRANDEY & WHATLEY AS INDEPENDENT AUDITORS OF THE CORPORATION.

                               ACTION TO BE TAKEN UNDER THE PROXY

      The accompanying proxy will be voted "FOR" each of the above noted Proposals unless the proxy is marked in such a manner as to withhold authority to so vote.

      The accompanying proxy will also be voted in connection with the transaction of such other business as may properly come before the Annual Meeting of Shareholders, or any adjournment or adjournments thereof.
Management knows of no other matters to be considered at the Annual Meeting of Shareholders. If, however, any other matters properly come before the Annual Meeting of Shareholders, or any adjournment or adjournments thereof, the persons named in the accompanying proxy will vote such proxy in accordance with their best judgment on any such matter. The persons named in the accompanying proxy will also, if in their judgment it is deemed to be advisable, vote to adjourn the meeting from time to time.


                              STOCK OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

By Management

      The following table shows beneficial ownership of shares of Common Stock of the Corporation by all current directors, nominees for director, and executive officers of the Corporation named under the caption "EXECUTIVE COMPENSATION AND OTHER INFORMATION," individually, and, together with all current executive officers of the Corporation, as a group, at March 1, 1996.


                                       Amount and
Name of Beneficial                     Nature of                   Percent
Owner or Number                        Beneficial                    of
of Persons in Group                    Ownership(1)                Class(2)
-------------------                    --------------              --------

Philip E. Norwood                     108,256 shares(3)              3.3%
James L. Murray                       138,663 shares(4)              4.2%
F. S. Gunn                            176,466 shares(5)              5.3%
Jeffrey M. Harp                        98,200 shares(6)              3.0%
Robert E. Bolen                         9,976 shares                   *
Joe L. Bussey, M.D.                    53,196 shares(7)              1.6%
Elliott S. Garsek                      14,661 shares(8)                *
Ronald J. Goldman                     132,604 shares(9)               4.0%
William W. Meadows                      6,600 shares                   *
Edward P. Munson                       14,004 shares(10)               *
Lynn C. Perkins, M.D.                   7,612 shares                   *
Bob G. Scott                            8,700 shares(11)               *
Byron B. Searcy                        26,620 shares(12)               *
Lloyd J. Weaver                        15,388 shares                   *

All directors and
executive officers as
a group (14 persons)                   810,946 shares(13)            24.4%

---------------------------

* Less than one percent (1%) of all of the issued and outstanding shares of Common Stock.

(1) Based on information furnished by persons named and, except as otherwise indicated below, each person has sole voting power and investment power with respect to all shares of Common Stock owned by such person.

(2) Based on 3,330,186 shares of Common Stock issued and outstanding as of March 1, 1996, as adjusted for shares convertible or exercisable within sixty (60) days of March 1, 1996 which are deemed outstanding for a specific shareholder pursuant to Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

(3) Includes 42,568 shares of Common Stock owned of record; 1,888 shares of Common Stock owned by Mr. Norwood's children; and 63,800 shares of Common Stock which Mr. Norwood has the right to acquire within sixty (60) days of March 1, 1996 pursuant to options granted to him under the 1982 Stock Plan and the 1993 Stock Plan. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION - Option Exercises and Holdings."

(4) Includes 80,663 shares of Common Stock owned of record and 58,000 shares of Common Stock which Mr. Murray has the right to acquire within sixty
       (60) days of March 1, 1996 pursuant to options granted to him under the 1982 Stock Plan and the 1993 Stock Plan. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION - Option Exercises and Holdings."

(5) Includes 136,402 shares of Common Stock owned of record; and 40,064 shares of Common Stock held by a trust for which Mr. Gunn serves as a co-trustee.

(6) Includes 44,200 shares of Common Stock owned of record; 14,000 shares of Common Stock owned by Mr. Harp's children in a Trust; and 40,000 shares of Common Stock which Mr. Harp has the right to acquire within sixty (60) days of March 1, 1996 pursuant to options granted to him under the 1993 Stock Plan. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION - Option Exercises and Holdings."

(7) Includes 41,196 shares of Common Stock owned of record and 12,000 shares of Common Stock held by Mr. Bussey's IRA.

(8) Includes 13,661 shares of Common Stock owned of record and 1,000 shares of Common Stock owned by Mr. Garsek's children.

(9) Includes 132,600 shares of Common Stock owned of record and four (4) shares of Common Stock owned by Mr. Goldman's son.

(10) Includes 200 shares of Common Stock owned of record and 13,804 shares of Common Stock owned by Mr. Munson & Mrs. Munson TR 8/17/96 Munson Living Trust.

(11) Includes 700 shares of Common Stock owned of record and 8,000 shares of Common Stock which Mr. Scott has the right to acquire within sixty (60) days of March 1, 1996 pursuant to options granted to him under the 1993 Stock Plan.

(12) Includes 26,000 shares of Common Stock owned of record and 620 shares of Common Stock owned by Mr. Searcy's wife.

(13) Includes 169,800 shares of Common Stock with respect to which certain named executive officers of the Corporation have the right to acquire beneficial ownership within sixty (60) days of March 1, 1996 pursuant to options granted to them under the 1982 Stock Plan and the 1993 Stock Plan. See "EXECUTIVE COMPENSATION AND OTHER INFORMATION - Option Exercises and Holdings."

BY OTHERS

       The following table sets forth certain information with respect to shareholders of the Corporation who were known to be beneficial owners of more than five percent (5%) of the outstanding shares of Common Stock as of March 1, 1996.

                                   AMOUNT AND NATURE
NAME AND ADDRESS OF                  OF BENEFICIAL             PERCENT OF
 BENEFICIAL OWNER                   OWNERSHIP (1)(2)             CLASS
--------------------               -----------------           ----------
F. S. Gunn                              176,466                  5.3%
1300 Summit Avenue
Fort Worth, TX  76102
----------------------------
(1) Based on information furnished by the person named and, except as otherwise indicated below, such person has sole voting power with respect to all shares of Common Stock owned by such person.

(2)    See footnote (5) under "STOCK OWNERSHIP - By Management."

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

       Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's executive officers, directors, and persons who own more than ten percent (10%) of a registered class of the Corporation's equity securities to file reports of ownership with the Securities and Exchange Commission.

       Based upon a review of Forms 3, 4 and 5 and amendments thereto furnished to the Corporation, management of the Corporation has determined that during 1995 other than those referenced below, no directors, officers or ten percent (10%) beneficial shareholders of Common Stock of the Corporation failed to timely file with the Securities and Exchange Commission one or more required reports on Form 3, 4 or 5 regarding transactions in securities of the Corpora-tion.

 Reporting Person            Number of Reports           Number of Transactions

 Robert E. Bolen                  One                              One
 Joe L. Bussey, M.D.              One                              Two
 Elliott S. Garsek                One                              Four
 William W. Meadows               One                              One
 Lynn C. Perkins                  One                              One
 Lloyd J. Weaver                  One                              One

       To the best knowledge of management of the Corporation, during 1995 no director, officer or ten percent (10%) beneficial shareholder of Common Stock of the Corporation failed to file with the Securities and Exchange Commission any required reports on Form 3, 4 or 5 regarding transactions in securities of the Corporation.


                          EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary of Cash and Certain Other Compensation

       The following table provides certain summary information concerning compensation paid or accrued by the Corporation and its subsidiaries, to or on behalf of the Corporation's Chief Executive Officer and each of the four other most highly compensated executive officers of the Corporation (determined as of the end of the last fiscal year) (hereinafter referred to as the "named executive officers") for the fiscal years ended December 31, 1993, 1994 and 1995:

                           SUMMARY COMPENSATION TABLE

                                                 Annual Compensation        All Other
                                                 Salary         Bonus      Compensation
Name and Principal Position             Year     ($)(1)         ($)(2)        ($)(3)
----------------------------------------------------------------------------------------
Philip E. Norwood                       1995     $189,100     $25,000(4)     $2,513(5)
  President and Chief Executive         1994     $168,050     $30,000(4)     $2,604(6)
  Officer of the Corporation;           1993     $164,650         -0-        $2,446(7)
  Chairman of the Board
  of Alta Mesa National Bank;
  President and Chief Executive
  Officer of Camp Bowie
  National Bank

James L. Murray                         1995     $157,100     $ 6,750(8)      $1,404
  Chairman of the Board of the          1994     $152,480     $15,000(8)      $1,404
  Corporation; Chairman of the          1993     $149,750         -0-         $1,193
  Board of Camp Bowie National
  Bank

F. S. Gunn                              1995      $141,600        -0-         $1,404
  Vice Chairman of the Board of         1994      $137,260        -0-         $1,404
  the Corporation; Chairman of the      1993      $134,250        -0-         $  983
  Board of Summit National Bank

Jeffrey M. Harp                         1995      $173,450    $40,000(9)      $  348
  Chief Operating Officer,              1994      $167,950    $30,000(9)      $  348
  Executive Vice President,             1993      $164,750        -0-         $  348
  Secretary and Treasurer of the
  Corporation; President and
  Chief Executive Officer of
  Summit National Bank

Bob G. Scott                            1995      $104,000    $ 5,000(10)     $  900
  Senior Vice President and             1994      $58,333(11)     -0-         $  225
  Chief Financial Officer of the        1993        N/A(11)      N/A(11)        N/A
  Corporation

-------------------------------------------------------
(1)    Includes salary and directors' fees, if applicable.

(2)    The bonus amounts were paid pursuant to the Corporation's Performance Compensation Plan.
       (See detailed discussion beginning on page 22 of this Proxy Statement under "Board Compen-
       sation Committee Report on Executive Compensation").  The amounts for 1995 were in recognition of achievements performed in 1994.  The amounts for 1994 were in recognition of achievements performed in 1993.

(3)    Except as otherwise noted, "All Other Compensation" consists of premium payments with respect to term life insurance for the benefit of the named executive officer.

(4)    Consists of a bonus from the Corporation.

(5)    Consists of premium payments with respect to term life insurance for the benefit of the named executive officer in the amount of $348 and premium payments with respect to dependent health coverage for the benefit of the named executive officer in the amount of
       $2,165.

(6)    Consists of premium payments with respect to term life insurance for the benefit of the named executive officer in the amount of $342 and premium payments with respect to dependent health coverage for the benefit of the named executive officer in the amount of
       $2,262.

(7)    Consists of premium payments with respect to term life insurance for the benefit of the named executive officer in the amount of $139 and premium payments with respect to dependent health coverage for the benefit of the named executive officer in the amount of
       $2,307.

(8)    Consists of a bonus from Camp Bowie National Bank.

(9)    Consists of a bonus from the Corporation in the amount of $15,000 and a bonus from Summit
       National Bank in the amount of $25,000 in 1995 and $7,500 from the Corporation and $22,500 from Summit National Bank in 1994.

(10)   Consist of a bonus from the Corporation.

(11)   Mr. Scott was employed by the Corporation as of June 1, 1994.

OPTION EXERCISES AND HOLDINGS

       The following table provides information with respect to the named executive officers concerning the exercise of incentive stock options during the last fiscal year and unexercised incentive stock options held as of the end of December 31, 1995:

                                   AGGREGATED OPTION EXERCISES
                                     IN LAST FISCAL YEAR
                                   AND FY-END OPTION VALUES

                                                                                 Value of
                                                                  Number of         Unexercised
                                                                 Unexercised       In-the-Money
                                                                 Options at         Options at
                                                                  FY-End(#)          FY-End($)
                                                               --------------------------------------
                               Shares
                             Acquired on            Value         Exercisable/      Exercisable
Name                         Exercise(#)        Realized($)(1)   Unexercisable    Unexercisable(2)
--------------------------------------------------------------------------------------------------------------
Philip E. Norwood              13,200              136,950        28,800/-0-(3)     406,800/-0-
                                                                  40,000/-0-(4)     400,000/-0-

James L. Murray                  -0-                 -0-          46,000/-0-(3)     649,750/-0-
                                                                  12,000/-0-(4)     120,000/-0-

F.S. Gunn                        -0-                 -0-            -0-/-0-          -0-/-0-
                                                                    -0-/-0-          -0-/-0-

Jeffrey M. Harp                30,000              333,500          -0-/-0-          -0-/-0-
                                                                  40,000/-0-(4)     400,000/-0-

Bob G. Scott                     -0-                 -0-           8,000/12,000(5)   56,000/84,000

--------------------------
(1)    Market value of underlying securities at exercise, minus the exercise or base price.

(2)    Market value of underlying securities as of the fiscal year-end ($16.00), minus the exercise or base price.

(3)    These options are exercisable at $1.875 per share.

(4)    These options are exercisable at $6.00 per share.

(5)    These options are exercisable at $9.00 per share.

PENSION PLAN

       The following table shows the estimated annual pension benefits payable to a participant in the Corporation's qualified defined benefit pension plan (the "Pension Plan") at normal retirement age (age 65), based on a participant's compensation that is covered under the Pension Plan, and years of service with the Corporation and its subsidiaries:

                         ANNUAL BENEFITS* FOR YEARS OF CREDITED SERVICE


Remuneration     10         15          20          25          30        35
------------  -------    -------     -------     -------     -------   -------
$ 90,000      $12,906    $19,359     $25,812     $32,265     $38,718   $45,171
$100,000      $14,756    $22,134     $29,512     $36,890     $44,268   $51,646
$120,000      $18,456    $27,684     $36,912     $46,140     $55,368   $64,596
$130,000      $20,306    $30,459     $40,612     $50,765     $60,918   $71,071
$150,000      $24,006    $36,009     $48,012     $60,015     $72,018   $84,021

* Retirement benefits are subject to reduction for subsequent changes in the federal social security benefit levels or taxable wage base, and are further limited by a maximum of thirty-five (35) years of credited service.

       A participant's compensation for purposes of the formula utilized by the Pension Plan consists of salary, bonus, and all other compensation reported in the Summary Compensation Table, as well as certain other personal benefits which, in the aggregate, do not exceed the minimum amounts required for disclosure thereunder.

      The Pension Plan also provides that upon a participants's termination of employment or retirement certain benefits may be paid under the Pension Plan in a lump sum cash payment. If a participant's benefits, determined as of the date of termination of employment or retirement, are not more than $3,500, the Compensation Committee may direct, without the consent of the participant or his spouse, if any, that the benefits be paid in a lump sum cash payment in lieu of any other Pension Plan benefits. If a participant's benefits exceed $3,500, a lump sum payment to the participant shall require his written consent and the written consent of his spouse, if any. Any such lump sum payment must be approved by the Compensation Committee.

       Annual compensation covered under the Pension Plan and credited years of service as of December 31, 1995 for the named executive officers are as follows: Philip E. Norwood, $150,000 (15 years); James L. Murray, $150,000 (21 years); F. S. Gunn, $141,600 (21 years); Jeffrey M. Harp, $150,000 (11 years) and Bob G. Scott, $104,000 (1 year).

MANAGEMENT SECURITY PLAN

       Effective September 1, 1992 the Board adopted the Management Security Plan of Summit Bancshares, Inc. (the "Security Plan"). The purpose of the Security Plan is to provide specified benefits to a select group of management and highly compensated employees who contribute materially to the continued growth, development and future business success of the Corporation and the Subsidiary Banks. The Security Plan, and the individual agreements established thereunder (each a "Security Plan Agreement"), are intended to be administered by the Compensation Committee as unfunded welfare benefit plans established and maintained for the participants.

       Under the Security Plan, if a participant remains an employee until his or her normal retirement date, the Corporation shall pay to the participant a retirement benefit in the amount specified in the participant's Security Plan Agreement (the "Retirement Benefit"). Payment of the Retirement Benefit under the Security Plan shall begin on the normal retirement date and will continue for one hundred eighty (180) months. If a participant continues employment beyond his or her normal retirement date, the Compensation Committee shall specify the amount of the Retirement Benefit due to the participant, which shall not be less than the Retirement Benefit such participant would otherwise have received had the participant retired at normal retirement age.

       Under the Security Plan, if a participant dies prior to attaining normal retirement age and the Security Plan is in effect at that time, the Corporation will pay a death benefit to such participant's beneficiary, provided the participant was not retired, disabled or on an authorized leave of absence at the time of death (the "Death Benefit").

       The Death Benefit is a sum equal to one hundred percent (100%) of the participant's covered salary, an amount specified in the Security Plan Agreement, paid monthly for the first twelve (12) months after death, and fifty percent (50%) of the covered salary for the next one hundred eight (108) months. The payments commence on the first day of the month following the date of death.

       If a participant dies after retirement but before the applicable Retirement Benefit is paid in full, the unpaid Retirement Benefit payments to which that participant is entitled shall continue and be paid to the participant's beneficiary. No Death Benefit will be paid to the beneficiary of a participant who dies after attaining normal retirement age.

       A participant who ceases to be an employee after enrollment in the Security Plan, unless such termination is for just cause (defined in the Security Plan as theft, fraud, embezzlement or willful misconduct causing significant property damage to the Corporation or personal injury to another employee), and has less than five (5) years of employment from date of enrollment in the Security Plan shall receive the Retirement Benefit provided in the Security Plan upon the earlier of the participant's death or attainment of normal retirement age (the "Deferred Termination Benefit"). Should a participant be terminated for just cause or not remain employed at least five
(5) years from enrollment in the Security Plan, the participant will not be eligible for benefits. Mr. Murray and Mr. Gunn because of their long tenure with the Corporation are not required to comply with the five (5) year employment requirement.

       A Security Plan Agreement may be terminated by the participant upon written notice not less than thirty (30) days prior to an anniversary date of the date of execution of the Participant's Security Plan Agreement. In such case a participant's entitlement to receive the Death Benefit will cease, but the participant will still be entitled to receive the Deferred Termination Benefit. The Security Plan may be terminated by the Corporation at any time provided thirty (30) days notice is given to the participant and provided no payment of benefits has been commenced and not completed.

       In the event the Corporation undergoes a change of control, as defined in the Security Plan, and the surviving corporation takes action to terminate the Security Plan or a specific Security Plan Agreement as a result of the change in control, the participant will, nevertheless, be entitled to receive the Retirement Benefit, the Death Benefit, and the Deferred Termination Benefit as described in the Security Plan.

The Corporation has entered into Security Plan Agreements with the following individuals:

                                             Death Benefits      Retirement
                              Date of        --------------        Benefit
Participant                  Agreement   Year 1     Years 2-10   Years 1-15
-----------                  ---------   ------     ----------   ----------
                                               (per year)        (per year)
James L. Murray            Sept. 1, 1992$118,000       $59,000     $48,000
Chairman of the Board
of the Corporation

F.S. Gunn                  Sept. 1, 1992 118,000        59,000      48,000
Vice Chairman of the
Board of the Corporation

Philip E. Norwood          Jan. 1, 1995  155,500        77,500      48,000
President & Chief Executive
Officer of the Corporation

Jeffrey M. Harp            Jan. 1, 1995  155,000        77,500      48,000
Chief Operating Officer,
Executive Vice President,
and Secretary and Treasurer
of the Corporation

Bob G. Scott               Sept. 1, 1995 104,000        52,000      24,000
Senior Vice President &
Chief Financial Officer of
the Corporation

Don R. Waters              July 1, 1995  120,000        60,000      48,000
President of Northeast
Branch of Summit National
Bank


Amounts payable under the Security Plan shall be paid exclusively from the general assets of the employer. However, under the Security Plan, the Corporation may invest in any specific asset or fund in order to provide the means for the payment of any benefits under the Security Plan. Security Plan participants will have no interest whatsoever in any such fund or asset. The Corporation has purchased life insurance policies insuring the lives of the individual participants with the Corporation as owner, premium payor and beneficiary of each policy, in order to indemnify itself against the liability for the payment of any benefits under the Security Plan. The face or policy value of these policies are as follows:

                                           Policy
  Participant                              Amount
  -----------                          ---------
   James L. Murray                       $ 700,311
   F.S. Gunn                               649,591
   Philip E. Norwood                       680,047
   Jeffrey M. Harp                         768,067
   Bob G. Scott                            618,637
   Don R. Waters                           598,655


BOARD COMPENSATION AND BENEFITS COMMITTEE REPORT ON EXECUTIVE COMPENSATION

       Notwithstanding anything to the contrary set forth in any of the Corporation's previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report and the Performance Graph shall not be incorporated by reference into any such filings.

       The Compensation and Benefits Committee (the "Committee") is comprised of the following four non-employee members of the Board: Elliott S. Garsek (Chairman), Robert E. Bolen, Joe L. Bussey, M.D. and Byron B. Searcy. Among other duties, the Committee makes recommendations to the Board with regard to the remuneration of the executive officers and directors of the Corporation and the Subsidiary Banks.

       Compensation Philosophy. The Corporation's executive compensation policy incorporates the fundamental principle that executive compensation should be linked directly to corporate performance and increases in shareholder value, while concurrently ensuring that key employees are motivated and retained. The following objectives set forth the Committee's general guidelines for compensation decisions:

       - The Corporation must provide a competitive total compensation package that enables the Corporation to attract and retain key executives.

       - All of the Corporation's compensation programs must be integrated with the Corporation's annual and long-term business objectives so that executives remain focused on the fulfillment of these objectives.

       - The Corporation's compensation package must include a variable component that directly links compensation with the overall performance of the Corporation, thereby expressly aligning executive compensation with the interest of shareholders.

       Elements of Executive Compensation. The Committee regularly reviews the Corporation's compensation programs to ensure that remuneration levels and incentive opportunities are competitive and reflect performance. The various components of the compensation programs for executive officers are discussed below.

       (i) Base Salary. Base salary levels are largely determined through comparison with banking organizations of a size similar to the Corporation's. Surveys are utilized to establish base salaries that are within the range of those persons holding positions of comparable responsibility at other banking organization of a size and complexity similar to the Corporation. Actual base salaries also are intended to reflect individual performance contributions as determined through performance evaluations. In addition to individual job performance and the above-referenced market comparisons, other factors may be taken into consideration, such as cost of living increases as well as an individual's perceived potential with the Corporation. All executive officer base salary levels, which are reviewed annually, are considered by the Committee to be competitive within a necessary and reasonable range.

       (ii) Performance Compensation Plan. In 1995 the Board approved a Performance Compensation Plan (the "Plan") for use within the Corporation and its subsidiaries. The Plan is administered by the Committee. The objective of this Plan is to create competitive levels of compensation tied directly to the attainment of performance objective which the Committee believes are important
for achieving long-term shareholder value.   The Plan rewards all employees
based on the attainment of certain performance goals of the Corporation and its individual subsidiaries. The executive officers of the Corporation are eligible to participate at the same level as all employees in relationship to their respective base salaries. In addition, the executive officers through a related program earn additional compensation for achievement of those goals. The Committee annually determines the executive officers eligible to participate in the supplemental program of the Plan and the potential awards to be made for various levels of achievement under the Plan. The performance goals effective for 1995 included specific goals for growth, profits, asset quality and operational productivity. In 1995, Philip E. Norwood, Jeffrey M. Harp and Bob G. Scott participated in the supplemental program for executive officers.

       All awards under the Plan are contingent on the Corporation and the subsidiaries attaining certain basic financial objectives such as return on assets and return on equity. For the most senior executives a portion of each years annual reward is deferred and held by the Corporation for payment at a later date. Under the Plan deferral periods range from two to six years. The accumulated deferred payments may be reduced because of less than satisfactory performance in any one year.

       (iii) Stock Options. In 1993 the Board adopted the 1993 Incentive Stock Option Plan of Summit Bancshares, Inc. (the "Stock Plan"). The Stock Plan was ratified by the shareholders of the Corporation at the 1993 annual meeting. It is the Corporation's philosophy that awarding incentive stock options to officers of the Corporation and the Subsidiary Banks based upon their respective positions and contributions to the Corporation's and each Subsidiary Bank's overall success will help attract and retain high quality, results-oriented professionals committed to creating long term shareholder value. The activity for 1995 of this Stock Plan can be found in Footnote 11 to the Financial Statements in the Annual Report to Shareholders.

       (iv) Management Security Plan. Certain executive officers of the Corporation and its Subsidiary Banks participate in a Management Security Plan that was approved by the Board of Directors of the Corporation in 1992 and is administered by the Committee. This plan is more fully described in this proxy statement on page 8.

       Through the programs described above, a significant portion of the Corporation's executive compensation program is linked directly to individual and corporate performance and long-term shareholder return. The Committee will continue to review all elements of executive compensation to ensure that the total compensation program, and each element therein, meets the Corporation's objectives and philosophy, as discussed above.


1995 COMPENSATION OF THE PRESIDENT AND CHIEF EXECUTIVE OFFICER

       Mr. Norwood serves as the president and chief executive officer of the Corporation, as the Chairman of the Board of Alta Mesa National Bank and as the president and chief executive officer of Camp Bowie National Bank. Mr. Norwood's 1995 base salary was established by the Board of the Corporation based on the mid-point range determined by survey of peer group institutions and recommended to the Board by the Committee, which is targeted to be in the 50th percentile of the Corporation's peer group. Mr. Norwood participates in the Performance Compensation Plan at the all employee level and the executive officer level. In 1995 he earned an award of $32,827 of which 54% was from the supplemental executive program. Also 20% of the earned award is deferred for a period of two years. The award, net of the deferral and appropriate taxes was paid in 1996. In future years the amount of deferral will increase until 60% is deferred annually. This performance award represents 19% of Mr. Norwood's 1995 base salary. No stock options were granted to Mr. Norwood in 1995.

       In April 1993 the Committee granted options to the executive officers of the Corporation and the Subsidiary Banks under the Stock Plan. At that time Mr. Norwood was granted an option to purchase 40,000 shares at a price of $6.00 per share. These options vested rateably in 1993, 1994 and 1995 and are now fully vested. The Committee based its decision on the Corporation's improved performance, including net income, return on assets, reduction in classified and non-performing assets and improved expense control.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

       Elliott S. Garsek served as Chairman of the Committee during 1995. Mr. Garsek is a shareholder of Barlow & Garsek, a Professional Corporation. During 1995 the Corporation, Camp Bowie National Bank and Alta Mesa National Bank retained Barlow & Garsek to perform legal services on behalf of each.


                                              THE COMPENSATION AND BENEFITS
                                              COMMITTEE OF THE BOARD
                                              OF DIRECTORS

                                              Elliott S. Garsek, Chairman
                                              Robert E. Bolen
                                              Joe L. Bussey, M.D.
                                              Byron B. Searcy

Performance Graph

       The following graph compares the cumulative total stockholder return on the Common Stock of the Corporation with that of the CRSP Total Return Index for The Nasdaq Stock Market (US) Index, a broad market index published by the Center for Research in Security Prices at the University of Chicago, and the NASDAQ Bank Stocks Index, a bank industry stock index also published by the Center for Research in Security Prices at the University of Chicago. The comparison for each of the periods assumes that $100 was invested on December 31, 1989 in each of the Common Stock of the Corporation, the stocks included in the CRSP Total Return Index for The NASDAQ Stock Market (US) Index and the NASDAQ Bank Stocks Index. These indexes, which reflect formulas for dividend reinvestment and weighing of individual stocks, do not necessarily reflect returns that could be achieved by individual investors.



                 COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN
               AMONG THE CORPORATION, THE CRSP TOTAL RETURN INDEX
                     FOR THE NASDAQ STOCK MARKET (US) INDEX,
                         AND THE NASDAQ BANK STOCKS INDEX

                (Linear Graph Plotted from Points in Table Below)

                 1990       1991        1992        1993       1994       1995

Corporation    $100.00     $93.75     $137.50     $470.71    $524.03    $838.06
Total Return   $100.00    $162.28     $186.87     $214.51    $209.69    $296.30
Bank Stocks    $100.00    $164.09     $238.85     $272.40    $271.41    $404.35



                              CERTAIN TRANSACTIONS

Loans

      Certain of the officers, directors and principal shareholders (and their affiliates) of the Corporation and the Subsidiary Banks have deposit accounts and other transactions with the Subsidiary Banks, including loans in the ordinary course of business. All loans or other extensions of credit made by the Subsidiary Banks to officers, directors and principal shareholders of the Corporation and the Subsidiary Banks, and to affiliates of such persons, were made in the ordinary course of business on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with independent third parties and did not involve more than the normal risks of collectibility or present other unfavorable features.

     The Subsidiary Banks expect to continue to enter into such transactions in the ordinary course of business on similar terms with officers, directors and principal shareholders (and their affiliates) of the Corporation and the Subsidiary Banks.

Other Transactions

      During the year ended 1994 the Corporation, Camp Bowie National Bank and Alta Mesa National Bank retained Barlow & Garsek, a Professional Corporation, to perform legal services on behalf of each. Elliott S. Garsek, a director of the Corporation, is a shareholder of Barlow & Garsek.

                   DATE OF RECEIPT OF SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the next Annual Meeting of Shareholders must be received by the Corporation at its principal executive offices not later than December 3, 1996 for inclusion in the Corporation's Proxy Statement and accompanying proxy relating to the next Annual Meeting of Shareholders. It is anticipated that the next Annual Meeting of Shareholders will be held on April 15, 1997.

                                ANNUAL REPORTS

 Form 10-K. A copy of the Corporation's 1995 Annual Report on Form 10-K, in-cluding the financial statements and schedules thereto, required to be filed with the Securities and Exchange Commission, may be obtained without charge (except for exhibits to such Annual Report, which will be furnished upon payment of the Corporation's reasonable expenses in furnishing such exhibits) by any shareholder whose proxy is solicited upon written request to:

                              Summit Bancshares, Inc.
                                  P.O. Box 2665
                              Fort Worth, Texas 76113
                            Attention: Mr. Bob G. Scott


       1995 Annual Report to Shareholders. The Annual Report to Shareholders of the Corporation for the Fiscal Year ended December 31, 1995, is enclosed herewith. The Annual Report, which includes audited financial statements, does not form any part of the material for the solicitation of Proxies.

                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Philip E. Norwood
                                    -----------------------------------------
                                    Philip E. Norwood, President

Fort Worth, Texas
March 15, 1996


                     SUMMIT BANCSHARES, INC.
   Proxy Solicited on Behalf of the Board of Directors of the Corporation
               For Annual Meeting of Shareholders
                       April 16, 1995

        The undersigned hereby constitutes and appoints James L. Murray, F.S. Gunn and Jeffrey M. Harp, and each of them, proxies with full power of substi-tution to vote, as directed below, all the shares of Common Stock of Summit Bancshares, Inc. (the "Corporation") held of record by the undersigned at the close of business on March 13, 1996, at the Annual Meeting of Shareholders to be held at Summit National Bank, 1300 Summit Avenue, Fort Worth, Texas, at 4:30 p.m. on April 16, 1996, and at any adjournment or adjournments thereof.

     1. ELECTION OF DIRECTORS - Nominees: Robert E. Bolen, Joe L. Bussey, M.D., Elliott S. Garsek, Ronald J. Goldman, F.S. Gunn, Jeffrey M. Harp, William W. Meadows, Edward P. Munson, James L. Murray, Philip
          E. Norwood, Lynn C. Perkins, M.D., Byron B. Searcy and Lloyd J. Weaver

          MARK ONLY ONE BOX     []   VOTE FOR all nominees listed
                                     above, except vote to be
                                     withheld from the following
                                     nominees, if any:

                                []   VOTE TO BE WITHHELD from all nominees

     2. APPROVAL OF APPOINTMENT OF INDEPENDENT AUDITORS. Proposal to approve the appointment of Stovall, Grandey & Whatley as independent auditors of the Corporation for the fiscal year ending December 31, 1996, as described in PROPOSAL NO. 2 of the Proxy Statement dated March 15, 1996.

            FOR ____  AGAINST ____  ABSTAIN ____

     3. OTHER BUSINESS. In their discretion upon such other business as may properly come before the meeting, or any adjournment or adjournments thereof.

            FOR ____  AGAINST ____  ABSTAIN ____


       THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL THE NOMINEES LISTED ABOVE, "FOR" PROPOSAL NO. 2, AND, IN THE DISCRETION OF THE PERSON DESIGNATED HEREIN AS PROXIES, UPON SUCH OTHER BUSINESS AS MAY COME BEFORE THE MEETING AND ANY ADJOURNMENT OR ADJOURNMENTS THEREOF. The undersigned hereby revokes any proxy or proxies heretofore given and hereby confirms all that said attorneys and proxies, or any of the, or their substitutes may do by virtue hereof. In addition, receipt of the 1995 Annual Report, the Notice of Annual Meeting and the Proxy Statement of Summit Bancshares, Inc. dated March 15, 1996, is hereby acknowledged.

       SHARES OF COMMON STOCK:____________     DATED: _____________________,
1996.


                                      _______________________________________

                                      _______________________________________

                                      _______________________________________
                                      Signature of Shareholder(s)

                                      _______________________________________
                                      Street Address

                                      _______________________________________
                                      City               State       Zip Code

Please date this proxy and sign your name exactly as it appears hereon, and mail today.
Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian, or trustee, please add your title as such.
If executed by a corporation, this proxy should be signed by a duly authorized officer.


NOTE: I _____ WILL _____ WILL NOT ATTEND THE SHAREHOLDERS MEETING ON APRIL 16, 1996.